UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10575

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2019

Date of reporting period: April 30, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

APR    04.30.19

SEMI-ANNUAL REPORT

ALLIANCE CALIFORNIA
MUNICIPAL INCOME FUND

(NYSE: AKP)

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor and your shares are held with our transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”. You may also call Computershare at (800) 219 4218.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call Computershare at (800) 219 4218. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Closed-end Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for Alliance California Municipal Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

June 7, 2019

This report provides management’s discussion of fund performance for Alliance California Municipal Income Fund for the semi-annual reporting period ended April 30, 2019. The Fund is a closed-end fund and its shares are listed and traded on the New York Stock Exchange.

The Fund’s Senior Investment Management Team (the “Team”) announced that stockholders of the Fund approved the proposed Plan of Liquidation and Dissolution of the Fund at the Special Meeting of Stockholders held April 26, 2019 (the “Liquidation”), and that the Fund would begin to transition its portfolio in anticipation of making its liquidating distributions. In connection with the Liquidation, the Fund closed its stock registry books and records at the close of business on Thursday, May 2, 2019. The proportionate interests of stockholders in the Fund’s assets were fixed on the basis of their respective stockholdings at the close of business on May 2, 2019. As of that time, the trading of the Fund’s shares on the New York Stock Exchange was suspended. After the letter’s reporting period, the Fund ceased operations on June 18, 2019 and the liquidating distributions to common stockholders were made on June 21, 2019. The Fund’s preferred stock was redeemed and preferred stockholders received the liquidation preference amount of each share plus accumulated, but unpaid, dividends and other distributions. The redemption of the Fund’s preferred stock took place on May 21, 2019.

The Fund seeks to provide high current income exempt from regular federal and California state income tax by investing substantially all of its net assets in municipal securities that are exempt from state taxes.

RETURNS AS OF APRIL 30, 2019 (unaudited)

	6 Months	12 Months

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND (NAV)	6.06%	5.82%

Bloomberg Barclays Municipal Bond Index	5.68%	6.16%

The Fund’s market price per share on April 30, 2019 was $14.87. The Fund’s NAV price per share on April 30, 2019 was $14.99. For additional Financial Highlights, please see pages 37-39.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2019.

The Fund outperformed the benchmark for the six-month period, but underperformed for the 12-month period. During both periods, yield-curve positioning was the main driver of both top contributors and detractors,

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relative to the benchmark, contributing in six- to seven-year duration municipals, while detracting in four- to five-year duration municipals. Security selection within the multi-family housing sector contributed. For the six-month period, security selection in water and sewer detracted; security selection in miscellaneous revenue detracted during the 12-month period.

Leverage, achieved through the usage of auction rate preferred shares, tender option bonds (“TOBs”) and variable rate municipal term preferred shares, added to the Fund’s total return over both periods as yields fell. Leverage benefited the Fund’s income, as the spread between the Fund’s borrowing and investment rates remained positive.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Though the six-month period ended April 30, 2019 was volatile for financial markets, municipal bonds performed well on an absolute basis. Bond yield expectations continued to rise as economic growth was strong, stock market indices were up and the US Federal Reserve (the “Fed”) signaled a desire to move to a more neutral monetary policy, which included both higher interest rates and a smaller balance sheet. Perception changed at the end of 2018, following slow economic growth and a sharp drop in equity markets. The Fed decided to hold monetary policy steady, citing slower growth and modest inflation, which had been persistently below their stated target.

Perhaps in response to equity market volatility, investor demand for municipal bonds was strong, while net-new supply was unchanged; together, strong demand and no supply pushed municipal bond prices higher. Demand was particularly strong through the first four months of 2019. As a result, 10-year AAA-rated municipal yields declined 42 basis points, considerably more than 10-year US Treasury yields, which declined 18 basis points.

The State of California’s fiscal strengthening continued as tax revenue growth remained strong, and the economy, particularly in the Bay Area, grew more rapidly than the rest of the nation. Governor Newsom, in his first five months in office, has largely continued the fiscal policies of his predecessor, Jerry Brown, by focusing on reserve accumulation, paying down debt, and controlling the growth of liabilities like pensions. The state now expects to finish fiscal 2019 with nearly $21 billion in fund balance and reserves, which is over 14% of annual state spending. The Team believes this is wise as a future downturn will likely cause a large decline in state tax revenues, necessitating a cash cushion to avoid drastic budget adjustments. While mindful of California’s history of strained finances during recessions, the Team also recognizes that the state’s general obligation bonds are constitutionally protected, and that debt service is paid second only after education. One of the governor’s key priorities is affordable housing and he has proposed grants, tax credits, and both aid to and

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mandates on, local governments. The Team believes this is an important focus as the state endeavors to attract and retain workers and businesses.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2019, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 5.48% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal and California state income tax. In addition, the Fund normally invests at least 75% of its net assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality as determined by the Adviser. The Fund may invest up to 25% of its net assets in municipal securities rated below investment-grade and unrated municipal securities considered to be of comparable quality. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal alternative minimum tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 5-9 and “Note G—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 31-34.

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DISCLOSURES AND RISKS

Alliance California Municipal Income Fund Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed-End Funds”. Daily NAVs and market price information, and additional information regarding the Fund, is available at www.abfunds.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 40-41.

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund. In addition, the Index does not reflect the use of leverage, whereas the Fund utilizes leverage.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment-grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities. The Fund will invest substantially all of its net assets in California municipal bonds and is therefore susceptible to political, economic or regulatory factors specifically affecting California municipal bond issuers.

Financing and Related Transactions; Leverage and Other Risks: The Fund utilizes leverage to seek to enhance the yield and NAV attributable to its common stock. These objectives may not be achieved in all interest-rate environments. Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of the NAV and market price of the common stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of

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DISCLOSURES AND RISKS (continued)

leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to common stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the preferred shares or floaters in TOB transactions would increase, which may adversely affect the Fund’s income and distribution to common stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the NAV attributable to the Fund’s common stock and possibly the market value of the shares.

The Fund’s outstanding auction preferred stock and Variable Rate MuniFund Term Preferred Shares result in leverage. The Fund may also use other types of financial leverage, including TOB transactions, either in combination with, or in lieu of, the preferred shares. In a TOB transaction, the Fund may transfer a highly rated fixed-rate municipal security into a special purpose vehicle (typically, a trust). The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note H to the financial statements for more information about TOB transactions.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Because the advisory fees received by the Adviser are based on the total net assets of the Fund (including assets supported by the proceeds of the Fund’s outstanding preferred shares), the Adviser has a financial incentive for the Fund to keep its preferred shares outstanding, which may create a conflict of interest between the Adviser and the common shareholders of the Fund.

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DISCLOSURES AND RISKS (continued)

Tax Risk: There is no guarantee that the income on the Fund’s municipal securities will be exempt from regular federal income and state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Fund shareholders could be recharacterized as taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Fund.

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of the municipal securities and have a significant effect on the yield of value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Fund’s investment in California municipal securities may be vulnerable to events adversely affecting California’s economy. California, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by fiscal constraints as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires. The Fund’s investment in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full

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DISCLOSURES AND RISKS (continued)

principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk may become illiquid. The Fund is subject to greater risk because the market for municipal securities is generally smaller than many other markets, which

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DISCLOSURES AND RISKS (continued)

may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are discussed in the Fund’s prospectus. As with all investments you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

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PORTFOLIO SUMMARY

April 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $128.3

1

All data are as of April 30, 2019. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

April 30, 2019 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 127.1%
Long-Term Municipal Bonds – 106.6%
California – 98.6%
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/33-5/01/39	$4,750	$5,399,047
Bay Area Toll Authority Series 2013S 5.00%, 4/01/33 (Pre-refunded/ETM)	5,000	5,677,000
Beaumont Financing Authority AMBAC Series 2007C 5.00%, 9/01/26(a)	145	145,160
California Educational Facilities Authority (Loma Linda University) Series 2017A 5.00%, 4/01/47	1,000	1,145,580
California Health Facilities Financing Authority (California-Nevada Methodist Homes) Series 2015 5.00%, 7/01/45	3,000	3,401,040
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/42	1,500	1,712,610
California Municipal Finance Authority (Azusa Pacific University) Series 2015B 5.00%, 4/01/35-4/01/41	2,040	2,147,796
California Municipal Finance Authority (Community Hospitals of Central California Obligated Group) Series 2017A 5.00%, 2/01/42	1,000	1,124,570
California Public Finance Authority (Henry Mayo Newhall Memorial Hospital) Series 2017 5.00%, 10/15/47	1,085	1,195,182
California School Finance Authority (Green DOT Public Schools Obligated Group) Series 2015A 5.00%, 8/01/45(b)	1,500	1,622,580
California State Public Works Board Series 2011G 5.25%, 12/01/26 (Pre-refunded/ETM)	3,700	4,059,751

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Buck Institute for Research on Aging) AGM Series 2014 5.00%, 11/15/44	$4,000	$4,494,120
California Statewide Communities Development Authority (Collis P and Howard Huntington Memorial Hospital Obligated Group) Series 2014B 5.00%, 7/01/44	1,000	1,102,230
California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group) Series 2018 5.00%, 1/01/48	1,000	1,122,650
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.25%, 7/01/39-7/01/52(b)	1,500	1,623,809
City of Irvine CA (Irvine Community Facilities District No. 2013-3) AGM Series 2018 5.00%, 9/01/51	1,250	1,410,275
City of Los Angeles Department of Airports Series 2010A 5.00%, 5/15/27	1,440	1,494,792
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2017A 5.00%, 3/01/37	1,500	1,733,295
County of Sacramento CA Airport System Revenue Series 2016A 5.00%, 7/01/41	1,000	1,156,520
Garden Grove Unified School District Series 2013C 5.00%, 8/01/34	3,650	4,115,630
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	3,500	3,482,325
Inglewood Redevelopment Agency Successor Agency BAM Series 2017A 5.00%, 5/01/34	365	428,411

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Jurupa Public Financing Authority Series 2014A 5.00%, 9/01/30-9/01/32	$2,475	$2,817,364
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/27	3,500	3,763,620
Norco Community Redevelopment Agency Successor Agency Series 2010 5.875%, 3/01/32 (Pre-refunded/ETM)(a)	420	435,242
6.00%, 3/01/36 (Pre-refunded/ETM)(a)	325	337,129
Palomar Health (Palomar Health Obligated Group) Series 2016 5.00%, 11/01/36	1,250	1,386,675
Port of Los Angeles Series 2009C 5.00%, 8/01/26	5,550	5,596,176
Riverside County Infrastructure Financing Authority (Riverside County Infrastructure Financing Authority Lease) Series 2015A 4.00%, 11/01/37	1,225	1,308,582
Riverside County Transportation Commission Series 2013A 5.25%, 6/01/32 (Pre-refunded/ETM)	2,000	2,301,760
Sacramento City Unified School District/CA Series 2011 5.50%, 7/01/29	4,000	4,301,160
San Bernardino County Transportation Authority Series 2015-2 5.00%, 3/01/32-3/01/34(c)	6,040	6,872,260
San Diego County Water Authority Series 2013 5.00%, 5/01/31	4,300	4,788,050
San Diego Public Facilities Financing Authority Series 2010A 5.00%, 5/15/36(c)	5,000	5,912,800
5.10%, 9/01/29 (Pre-refunded/ETM)	2,360	2,475,310
San Diego Unified School District/CA Series 2013C 5.00%, 7/01/32	5,125	5,769,674

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

San Francisco Bay Area Rapid Transit District (San Francisco Bay Area Rapid Transit District Sales Tax Revenue) Series 2012A 5.00%, 7/01/36	$1,625	$1,789,808
San Francisco Bay Area Rapid Transit District Sales Tax Revenue Series 2012A 5.00%, 7/01/36 (Pre-refunded/ETM)(a)	605	671,967
San Francisco City & County Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/32	4,735	5,251,731
San Francisco Municipal Transportation Agency Series 2013 5.00%, 3/01/28	1,280	1,437,990
San Mateo Union High School District Series 2013A 5.00%, 9/01/33	2,065	2,345,365
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/27	2,525	2,581,409
State of California Series 2013 5.00%, 11/01/31	2,000	2,261,580
Stockton Public Financing Authority (City of Stockton CA Water Revenue) BAM Series 2018A 5.00%, 10/01/36	1,100	1,304,512
Successor Agency to Richmond Community Redevelopment Agency Series 2010A 5.75%, 9/01/24-9/01/25	530	557,115
6.00%, 9/01/30	370	390,139
Turlock Irrigation District Series 2011 5.50%, 1/01/41	1,200	1,269,144
University of California Series 2012G 5.00%, 5/15/31 (Pre-refunded/ETM)(a)	3,630	4,015,942
5.00%, 5/15/31	4,370	4,776,978

		126,513,855

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Guam – 0.6%
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/46	$780	$829,990

Illinois – 0.9%
Chicago Board of Education AGM Series 2018A 5.00%, 12/01/33	1,000	1,154,370

Missouri – 0.9%
Joplin Industrial Development Authority (Freeman Health System Obligated Group) Series 2015 5.00%, 2/15/35	1,000	1,087,330

New Jersey – 2.0%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	1,000	1,146,270
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 6/01/46	1,355	1,478,847

		2,625,117

New York – 2.7%
Metropolitan Transportation Authority Series 2014C 5.00%, 11/15/32	3,045	3,453,639

Pennsylvania – 0.9%
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/42	1,000	1,095,600

Total Long-Term Municipal Bonds (cost $128,710,985)		136,759,901

Short-Term Municipal Notes – 20.5%
California – 20.5%
California Statewide Communities Development Authority (Rady Children’s Hospital/San Diego/CA) Series 2018B 1.97%, 8/15/47(d)	2,500	2,500,000

abfunds.com	ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Irvine Unified School District Series 2014 2.05%, 9/01/54(d)	$1,795	$1,795,000
Regents of the University of California Medical Center Pooled Revenue Series 2016B 2.05%, 5/15/32(a)(d)	2,770	2,770,000
Southern California Public Power Authority Series 2017 2.05%, 7/01/36(d)	1,150	1,150,000
State of California 2.05%, 5/01/34(a)(d)	3,020	3,020,000
Series 2004A5 1.99%, 5/01/34(d)	7,500	7,500,000
Series 2009A 0.68%, 5/01/33(d)	7,500	7,500,000

Total Short-Term Municipal Notes (cost $26,235,000)		26,235,000

Total Municipal Obligations (cost $154,945,985)		162,994,901

SHORT-TERM INVESTMENTS – 32.6%
U.S. Treasury Bills – 32.6%
U.S. Treasury Bill Zero Coupon, 6/20/19 (cost $41,861,750)	42,000	41,860,875

Total Investments – 159.7% (cost $196,807,735)		204,855,776
Other assets less liabilities – (36.4)%		(46,704,901)
Preferred Shares at liquidation value – (23.3)%		(29,875,000)

Net Assets Applicable to Common Shareholders – 100.0%(e)		$128,275,875

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, the aggregate market value of these securities amounted to $3,246,389 or 2.5% of net assets.

(c)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(d)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

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PORTFOLIO OF INVESTMENTS (continued)

(e)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

As of April 30, 2019, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.5% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

DOT – Department of Transportation

ETM – Escrowed to Maturity

See notes to financial statements.

abfunds.com	ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND | 17

STATEMENT OF ASSETS & LIABILITIES

April 30, 2019 (unaudited)

Assets
Investments in securities, at value (cost $196,807,735)	$204,855,776
Receivable for investment securities sold	75,703,600
Interest receivable	2,059,527
Affiliated dividends receivable	603

Total assets	282,619,506

Liabilities
Due to custodian	26,369,596
Payable for investment securities purchased	49,835,417
Variable Rate MuniFund Term Preferred Shares, at liquidation value (net of unamortized deferred offering cost of $136,464)	39,988,536
Payable for floating rate notes issued*	7,950,000
Advisory fee payable	105,530
Interest expense payable	101,929
Dividends payable—Auction Preferred Shares	8,426
Directors’ fees payable	2,606
Other liabilities	15,932
Accrued expenses	90,659

Total liabilities	124,468,631

Auction Preferred Shares, at Liquidation Value
Auction Preferred shares, $.001 par value per share; 3,240 shares authorized, 1,195 shares issued and outstanding at $25,000 per share liquidation preference	$29,875,000

Net Assets Applicable to Common Shareholders	$128,275,875

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,996,760 shares authorized, 8,554,668 shares issued and outstanding	$8,555
Additional paid-in capital	121,762,097
Distributable earnings	6,505,223

Net Assets Applicable to Common Shareholders	$128,275,875

Net Asset Value Applicable to Common Shareholders (based on 8,554,668 common shares outstanding)	$14.99

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2019 (unaudited)

Investment Income
Interest	$3,912,980
Dividends—Affiliated issuers	9,030	$3,922,010

Expenses
Advisory fee (see Note B)	630,253
Auction Preferred Shares-auction agent’s fees	7,416
Legal	146,405
Custodian	52,623
Audit and tax	33,006
Transfer agency	14,716
Printing	14,375
Directors’ fees	12,310
Registration fees	11,711
Miscellaneous	37,443

Total expenses before interest expense, fees and amortization of offering costs	960,258
Interest expense, fees and amortization of offering costs	697,515

Total expenses	1,657,773
Less: expenses waived and reimbursed by the Adviser (see Note B)	(396)

Net expenses		1,657,377

Net investment income		2,264,633

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		3,562,643
Net change in unrealized appreciation/depreciation of investments		1,925,358

Net gain on investment transactions		5,488,001

Dividends to Auction Preferred Shareholders from
Net investment income		(398,167)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$7,354,467

See notes to financial statements.

abfunds.com	ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND | 19

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31, 2018
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$2,264,633		$4,845,191
Net realized gain on investment transactions	3,562,643		361,206
Net change in unrealized appreciation/depreciation of investments	1,925,358		(8,660,075)
Dividends to Auction Preferred Shareholders from
Net investment income	(398,167)		(638,808)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	7,354,467		(4,092,486)
Distributions to Common Shareholders	(2,159,883)		(4,246,801)
Return of capital to Common Shareholders	– 0	–	(161,248)

Total increase (decrease)	5,194,584		(8,500,535)
Net Assets Applicable to Common Shareholders
Beginning of period	123,081,291		131,581,826

End of period	$128,275,875		$123,081,291

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the six months ended April 30, 2019 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$7,752,634
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(10,996,803)
Purchases of short-term investments	(84,068,915)
Proceeds from disposition of long-term investments	76,156,028
Proceeds from disposition of short-term investments	17,292,304
Net realized gain on investment transactions	(3,562,643)
Net change in unrealized appreciation/depreciation on investment transactions	(1,925,358)
Net accretion of bond discount and amortization of bond premium	697,979
Decrease in deferred offering cost	20,263
Increase in receivable for investments sold	(75,703,600)
Decrease in interest receivable	700,596
Increase in affiliated dividends receivable	(419)
Increase in payable for investments purchased	49,835,417
Decrease in advisory fee payable	(1,303)
Increase in interest expense payable	4,540
Increase in directors’ fee payable	535
Increase in other liabilities	10,726
Decrease in accrued expenses	(28,569)

Total adjustments		(31,569,222)

Net cash provided by (used in) operating activities		(23,816,588)
Cash flows from financing activities
Increase in due to custodian	26,369,596
Cash dividends paid	(2,553,008)

Net cash provided by (used in) financing activities		23,816,588

Net increase in cash		—
Cash at beginning of period		—

Cash at end of period		$—

Supplemental disclosure of cash flow information
Interest expense paid during the period	$672,712

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its substantial investments in floating rate notes and Variable Rate MuniFund Term Preferred Shares throughout the period

See notes to financial statements.

abfunds.com	ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND | 21

NOTES TO FINANCIAL STATEMENTS

April 30, 2019 (unaudited)

NOTE A

Significant Accounting Policies

Alliance California Municipal Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued

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NOTES TO FINANCIAL STATEMENTS (continued)

at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable

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NOTES TO FINANCIAL STATEMENTS (continued)

and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2019:

	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$131,154,461		$5,605,440		$136,759,901
Short-Term Investments:
Short-Term Municipal Notes		– 0	–	20,445,000		5,790,000		26,235,000
U.S. Treasury Bills		41,860,875		– 0	–	– 0	–	41,860,875

Total Investments in Securities		41,860,875		151,599,461		11,395,440		204,855,776
Liabilities:
Variable Rate MuniFund Term Preferred Shares(a)		– 0	–	(39,988,536)		– 0	–	(39,988,536)
Floating Rate Notes(a)		(7,950,000)		– 0	–	– 0	–	(7,950,000)
Other Financial Instruments(b)		– 0	–	– 0	–	– 0	–	– 0	–

Total		$33,910,875		$111,610,925		$11,395,440		$156,917,240

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Short-Term Municipal Notes			Total
Balance as of 10/31/18	$9,940,832		$	– 0	–	$9,940,832
Accrued discounts/(premiums)	(25,929)			– 0	–	(25,929)
Realized gain (loss)	437,229			– 0	–	437,229
Change in unrealized appreciation/depreciation	(355,617)			– 0	–	(355,617)
Purchases	– 0	–		5,790,000		5,790,000
Sales	(5,175,613)			– 0	–	(5,175,613)
Transfers in to Level 3	784,538			– 0	–	784,538	(a)
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 4/30/19	$5,605,440			$5,790,000		$11,395,440

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19(b)	$(355,617)		$	– 0	–	$(355,617)

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2019, all Level 3 securities were priced by third party vendors.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at the annual rate of .65% of the Fund’s adjusted average daily net assets. Such advisory fee, which is calculated on the basis of the assets attributable to the Fund’s common and preferred shareholders, is accrued daily and paid monthly. In computing daily net assets for purposes of determining the advisory fee payable, the Fund calculates daily the value of the total assets of the Fund, minus the value of the total liabilities of the Fund, except that the aggregate liquidation preference of the Variable Rate MuniFund Term Preferred Shares (the “VMTPS”), which is a liability for financial reporting purposes, is not deducted.

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NOTES TO FINANCIAL STATEMENTS (continued)

Under the terms of the shareholder inquiry agency agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended April 30, 2019, there was no reimbursement paid to ABIS.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2019, such waiver amounted to $396.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2019 is as follows:

Fund	Market Value 10/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/19 (000)			Dividend Income (000)
Government Money Market Portfolio	$1,320	$7,998	$9,318	$	– 0	–	$9

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$10,996,803		$76,166,758
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$8,070,456
Gross unrealized depreciation	(22,415)

Net unrealized appreciation	$8,048,041

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended April 30, 2019.

NOTE D

Common Stock

There are 8,554,668 shares of common stock outstanding at April 30, 2019. During the six months ended April 30, 2019 and the year ended October 31, 2018, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Auction Preferred Shares

The Fund has 3,240 shares authorized, and 1,195 shares issued and outstanding of auction preferred stock (“APS”), consisting 771 shares of Series M and 424 shares of series T. The APS have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the APS may change every 7 days as set by the auction agent for Series M and T. Due to the recent failed auctions, the dividend rate is the “maximum rate” set by the terms of the APS, which is based on AA commercial paper rates and short-term municipal bond rates. The dividend rate on Series M is 3.61% effective through May 6, 2019. The dividend rate on Series T is 3.61% effective through May 7, 2019.

At certain times, the Fund may voluntarily redeem the APS in certain circumstances. The Fund is not required to redeem any of its APS and expects to continue to rely on the APS for a portion of its leverage exposure. The Fund may also pursue other liquidity solutions for the APS.

Variable Rate MuniFund Term Preferred Shares

During the year ended October 31, 2015, the Fund completed a private offering of the VMTPS, having a liquidation preference of $25,000 per share. The Fund issued and sold 1,605 VMTPS in its offering. The net proceeds from the offering were used to repurchase the APS that were accepted for payment pursuant to the offer. The VMTPS rank pari passu with the remaining outstanding APS but are subject to a mandatory redemption by the Fund in September 2022. The cost of leverage to the Fund resulting from the issuance of the VMTPS is expected to vary over time and to differ from, and in some cases may exceed, the cost of leverage associated with the APS, as is the case at April 30, 2019, although the

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NOTES TO FINANCIAL STATEMENTS (continued)

Adviser anticipates that, in general, an increase in interest rates beyond a certain level may result in the VMTPS being more economical to the Fund.

The VMTPS generally do not trade, and market quotations are generally not available. The VMTPS are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to the SIFMA Municipal Swap Index, plus an additional fixed “spread” amount of 1.30% established at the time of issuance. As of April 30, 2019, the dividend rate for the VMTPS was 3.60%. In the Fund’s statement of assets and liabilities, the aggregate liquidation preference of the VMTPS is shown as a liability in accordance with U.S. GAAP because the VMTPS have a stated mandatory redemption date. For the six months ended April 30, 2019, the average amount of the VMTPS outstanding and the daily weighted average dividend rate were $40,125,000 and 2.99%, respectively.

Dividends on the VMTPS (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on the VMTPS are recorded as “Interest expense payable” on the statement of assets and liabilities. Dividends accrued on the VMTPS are recorded as a component of “Interest expense, fees and amortization of offering costs” on the statement of operations.

Costs incurred by the Fund in connection with its offering of the VMTPS were recorded as a deferred charge, which are amortized over the life of the shares and the amortization is included within “Interest expense, fees and amortization of offering costs” on the statement of operations. The debt issuance costs related to a recognized debt liability are presented as a direct deduction from the debt liability rather than as an asset on the statement of assets and liabilities, consistent with debt discounts. The Fund included deferred offering costs in “Variable Rate MuniFund Term Preferred Shares, at liquidation value (net of unamortized deferred offering cost)” on the statement of assets and liabilities. The VMTPS are treated as equity for tax purposes. During the six months ended April 30, 2019, no additional costs were incurred and capitalized by the Fund.

The preferred shareholders, including the holders of both the APS and VMTPS, voting together as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors in the event two years’ dividends on the preferred shares are unpaid. In each case, the remaining directors will be elected by the common shareholders and preferred shareholders voting together as a single class. The preferred shareholders will vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law, and management regularly evaluates, and discusses with the Fund’s Board of Directors, the costs and potential benefits of alternative sources of leverage for the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Distributions to Common Shareholders

The tax character of distributions to be paid for the year ending October 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$8,882	$22,750
Tax-exempt income	4,237,919	4,738,877

Distributions Paid	4,246,801	4,761,627
Return of capital	161,248	240,459

Total distributions paid	$4,408,049	$5,002,086

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(4,745,454	)(a)
Unrealized appreciation/(depreciation)	6,059,478	(b)

Total accumulated earnings/(deficit)	$1,314,024	(c)

(a)

As of October 31, 2018, the Fund had a net capital loss carryforward of $4,745,454. During the fiscal year, the Fund utilized $352,505 of capital loss carry forwards to offset current year net realized gains

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2018, the Fund had a net capital loss carryforward of $4,745,454 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 2,248,276	n/a	2019
$ 1,647,264	$849,914	No expiration

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Fund’s investment in California municipal securities may be vulnerable to events adversely affecting California’s economy. California, largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by fiscal constraints as result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires. The Fund’s investment in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult

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NOTES TO FINANCIAL STATEMENTS (continued)

to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its common stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of the net asset value and market price of the common stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to common stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the preferred shares or floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to common stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value attributable to the Fund’s common stock and possibly the market value of the shares.

The Fund’s outstanding APS and VMTPS result in leverage. The Fund may also use other types of financial leverage, including tender option bond transactions, either in combination with, or in lieu of, the preferred shares. In a tender option bond transaction, the Fund may transfer a highly rated fixed-rate municipal security into a special purpose vehicle (typically, a trust). The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by

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NOTES TO FINANCIAL STATEMENTS (continued)

the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note H to the financial statements for more information about tender option bond transactions.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Because the advisory fees received by the Adviser are based on the total net assets of the Fund (including assets supported by the proceeds of the Fund’s outstanding preferred shares), the Adviser has a financial incentive for the Fund to keep its preferred shares outstanding, which may create a conflict of interest between the Adviser and the common shareholders of the Fund.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the real value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Tax Risk—There is no guarantee that the income on the Fund’s municipal securities will be exempt from regular federal income and state income

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NOTES TO FINANCIAL STATEMENTS (continued)

taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/ or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Fund shareholders could be recharacterized as taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Fund.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also

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NOTES TO FINANCIAL STATEMENTS (continued)

included in the Fund’s expense ratio. At April 30, 2019, the amount of the Fund’s Floating Rate Notes outstanding was $7,950,000 and the related interest rate was 2.10% to 2.12%. For the six months ended April 30, 2019, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $7,950,000 and 2.24%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing. For the six months ended April 30, 2019, the Fund did not engage in such transactions.

The final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) were issued on December 10, 2013. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs, such as the Fund’s TOB transactions (as such programs were then previously or are presently structured), and (ii) continuing certain relationships with or certain services for residual interest bond programs. As a result, such residual interest bond trusts needed to be restructured or unwound. The effects of the Volcker Rule may make it more difficult for the Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage. Banking entities subject to the Volcker Rule were required to comply by July 21, 2015 for TOBs established after December 31, 2013, and by July 21, 2017 for TOBs established prior to December 31, 2013.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement

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NOTES TO FINANCIAL STATEMENTS (continued)

(Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

The Fund announced on April 26, 2019 that stockholders of the Fund approved the proposed Plan of Liquidation and Dissolution of the Fund at the Special Meeting of Stockholders held that day (the “Liquidation”), and that the Fund would begin to transition its portfolio in anticipation of making its liquidating distributions. In connection with the Liquidation, the Fund closed its stock registry books and records at the close of business on May 2, 2019. The proportionate interests of stockholders in the Fund’s assets was fixed on the basis of their respective stockholdings at the close of business on May 2, 2019. As of that time, the trading of the Fund’s shares on the New York Stock Exchange was suspended.

The Fund ceased operations on June 18, 2019 and the liquidating distributions to common stockholders were made on June 21, 2019. The Fund’s preferred stock was redeemed and preferred stockholders received the liquidation preference amount of each share plus accumulated but unpaid dividends and other distributions. The redemption of the Fund’s preferred stock took place on May 21, 2019.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 14.39	$ 15.38	$ 15.84	$ 15.15	$ 15.00	$ 13.78

Income From Investment Operations

Net investment income(a)	.26	(b)	.57	(b)	.60	(b)	.65	(b)	.75	.77

Net realized and unrealized gain (loss) on investment transactions	.64	(.97)	(.44)	.74	(.13)	1.21

Dividends to auction preferred shareholders from net investment income (common stock equivalent basis)	(.05)	(.07)	(.04)	(.02)	(.01)	(.01)

Net increase (decrease) in net asset value from operations	.85	(.47)	.12	1.37	.61	1.97

Less: Dividends and Distributions to Common Shareholders from

Net investment income	(.25)	(.50)	(.55)	(.66)	(.75)	(.75)

Return of capital	– 0	–	(.02)	(.03)	(.02)	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.52)	(.58)	(.68)	(.75)	(.75)

Net increase from tender and repurchase of Auction Preferred Shares	– 0	–	– 0	–	– 0	–	– 0	–	.29	– 0	–

Net asset value, end of period	$ 14.99	$ 14.39	$ 15.38	$ 15.84	$ 15.15	$ 15.00

Market value, end of period	$ 14.87	$ 13.17	$ 13.74	$ 14.74	$ 14.18	$ 13.79

Discount, end of period	(.80)%	(8.34)%	(10.66)%	(6.94)%	(6.40)%	(8.07)%

Total Return

Total investment return based on:(c)
Market value	14.96%	(.35)%	(2.70)%	8.80%	8.61%	17.39%
Net asset value	6.06%	(2.73)%	1.35%	9.44%	6.68	%(d)	15.36%

Ratios/Supplemental Data

Net assets applicable to common shareholders, end of period (000’s omitted)	$128,276	$123,081	$131,582	$135,543	$129,617	$128,337

See footnote summary on page 39.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017		2016		2015	2014

Auction Preferred Shares:

Liquidation value ($25,000 per share) (000’s omitted)	$29,875		$29,875		$29,875		$29,875		$29,875	$72,550

Asset coverage per share	$70,813		$68,958		$71,994		$73,408		$71,290	$69,250

Variable Rate MuniFund Term Preferred Shares:

Liquidation value ($25,000 per share) (000’s omitted)	$40,125		$40,125		$40,125		$40,125		$40,125	N/A

Asset coverage per share	$70,813		$68,958		$71,994		$73,408		$71,290	N/A

Ratio to average net assets applicable to common shareholders of:

Expenses, net of waivers/reimbursements(e)(f)	2.66	%^	2.33%		2.07%		1.87%		1.44%	1.44%

Expenses, before waivers/reimbursements(e)(f)	2.66	%^	2.33%		2.08%		1.87%		1.44%	1.44%

Net investment income, before Auction Preferred Shares dividends(e)	3.64	%^(b)	3.80	%(b)	3.97	%(b)	4.11	%(b)	4.99%	5.35%

Auction Preferred Shares dividends	.64%		.50%		.29%		.14%		.06%	.06%

Net investment income, net of Auction Preferred Shares dividends	3.00	%^(b)	3.30	%(b)	3.68	%(b)	3.97	%(b)	4.93%	5.29%

Portfolio turnover rate	6%		17%		18%		12%		18%	32%

Asset coverage ratio	283%		275%		288%		293%		285%	277%

See footnote summary on page 39.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees waived by the Adviser.

(c)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)

The total return based on net asset value reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Preferred Shares at 94% of the per share liquidation preference. Absent this transaction, the total return based on net asset values would have been 4.57%.

(e)	These expense and net investment income ratios do not reflect the effect of distribution payments to preferred shareholders.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,

			2018	2017	2016	2015	2014

Net of waivers	1.54	%^	1.34%	1.30%	1.29%	1.32%	1.39%

Before waivers	1.54	%^	1.34%	1.31%	1.29%	1.32%	1.39%

^	Annualized.

See notes to financial statements.

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ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)

If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)

If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant

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ADDITIONAL INFORMATION (continued)

will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170.

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RESULTS OF STOCKHOLDER MEETING

(unaudited)

A Special Meeting of Stockholders of the Fund was held on October 11, 2018 and adjourned until December 11, 2018. A description of the proposal and number of shares voted at the Meeting are as follows:

To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For:	Voted Against:	Abstain:
3,259,629	2,094,060	173,171

A Special Meeting of Stockholders of the Fund was held on April 26, 2019. A description of the proposal and number of shares voted at the Meeting are as follows:

To vote upon a proposal to liquidate and dissolve the Fund pursuant to a Plan of Liquidation and Dissolution.

Voted For:	Voted Against:	Abstain:
4,980,881	315,932	165,270

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Robert “Guy” B. Davidson III,(2) Senior Vice President Terrance T. Hults,(2) Vice President Matthew J. Norton,(2) Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street

Boston, MA 02210

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Preferred Shares:

Dividend Paying Agent,

Transfer Agent and Registrar

The Bank of New York
101 Barclay Street – 7W
New York, NY 10286

Independent Registered Public
Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Common Stock:

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Robert “Guy” B. Davidson III, Terrance T. Hults and Matthew J. Norton.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance California Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for Alliance California Municipal Income Fund, Inc. (“ACMIF”), AllianceBernstein Global High Income Fund, Inc. (“AGHIF”) and AllianceBernstein National Municipal Income Fund, Inc. (“ANMIF”) (each, a “Fund” and, collectively, the “Funds”) dated August 20, 2018, the Boards of the Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the Funds in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the Funds, resulting in the automatic termination of such advisory agreements.

At the same meeting, the Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the Funds, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

A meeting of ACMIF’s stockholders called to vote on approval of the Proposed Agreements was called to order and adjourned several times, most recently on December 11, 2018. The Fund subsequently announced that its Board, at a meeting held on December 17, 2018, had resolved to cancel the Fund’s plan to convene an adjourned special meeting of stockholders relating to the consideration and approval of the Proposed Agreements, having determined that the further solicitation of proxies would not be in the best interests of ACMIF. The Fund further announced that its Board intended to consider the outcome of the meeting of stockholders, and whether any action would be in the best interests of ACMIF, at a future time.

At a meeting held on February 5-6, 2019, ACMIF’s Board approved a proposal to liquidate and dissolve the Fund pursuant to a Plan of Liquidation and Dissolution as described in the Proxy Statement for the Fund dated March 11, 2019 (the “Liquidation Plan”), subject to the approval of the Liquidation Plan by the Fund’s stockholders. On April 26, 2019, ACMIF announced that stockholders of the Fund approved the Liquidation Plan at the Special Meeting of Stockholders held on April 26, 2019. The liquidation and dissolution of the Fund will be effected in accordance with the terms of the Liquidation Plan.

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A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, including the Boards’ general satisfaction with the nature and quality of services being provided. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various

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factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreements for ACMIF and ANMIF, similar to the corresponding Current Agreements, provide that such Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates, and that the Adviser receives similar reimbursements from AGHIF pursuant to a separate Administration Agreement with AGHIF. The Directors noted that historically, including in the most recent fiscal year of ACMIF and ANMIF, the Adviser has not requested such reimbursements. The Directors noted that the methodology to be used to determine the reimbursement amounts for AGHIF had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for

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calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes. The Directors concluded that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, benefits relating to shareholder servicing fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate (and, in the case of AGHIF, the combined management fee and administrative fee) payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median.

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The Adviser informed the Directors that there were no institutional products managed by the Adviser that have a substantially similar investment style as the Funds.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group selected by the 15(c) service provider. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

Economies of Scale

The management fee schedules for the Funds do not contain breakpoints that reduce the fee rates on assets above specified levels. The Directors considered that the Funds are closed-end fixed-income funds and were not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the Directors did not view the potential for realization of economies of scale as a Fund’s assets grow to be a material factor in their deliberations. They noted that, if a Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

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Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of Alliance California Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. The directors noted that historically, including in the most recent fiscal year of the Fund, the Adviser has not requested such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s

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profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median.

The directors noted that the Fund’s Advisory Agreement provides that fees are computed based on average daily net assets (i.e., including assets supported by the Fund’s preferred stock), which the directors considered appropriate because the Adviser is responsible for investing the assets supported by the preferred stock.

The directors also compared the Fund’s contractual advisory fee rate with the fee rates charged by the Adviser for advising several open-end funds that invest in California municipal securities and noted historical differences in their fee structures.

The Adviser informed the directors that there were no institutional products managed by the Adviser that have a substantially similar investment style as the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to a peer group selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it

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was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND | 53

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

abfunds.com	ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND | 59

NOTES

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Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ACMIF-0152-0419

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance California Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 26, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 26, 2019